UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 6, 2012, KBS Real Estate Investment Trust (the “Company”), through an indirect wholly owned subsidiary (the “PB Capital Owner”) that owns certain office properties, operations centers and bank branches, entered into various purchase and sale agreements (collectively, the “PB Capital Sale Agreement”) for the sale of 41 properties, containing 3.4 million rentable square feet (the “PB Capital Properties”), to National Financial Realty - WFB East Coast, LLC (the “PB Capital Buyer”), an unaffiliated entity.  Pursuant to the PB Capital Sale Agreement, the purchase price for the PB Capital Properties was $250.0 million. On March 8, 2013, the Company sold 40 of the PB Capital Properties to the PB Capital Buyer for an aggregate purchase price of $240.9 million, excluding closing costs.  The aggregate purchase price includes the assumption by the PB Capital Buyer of a mortgage loan at the face amount secured by the PB Capital Properties. This mortgage loan had an outstanding principal balance of $210.5 million.
Certain of the PB Capital Properties are leased to Wells Fargo under a master lease whereby Wells Fargo may exercise rights of first offer or rights of first refusal.  On January 10, 2013, Wells Fargo exercised its right of first refusal with respect to one of the PB Capital Properties containing 111,898 rentable square feet and purchased that PB Capital Property from the PB Capital Owner for a purchase price of $9.1 million.
As of September 30, 2012, the carrying value of the PB Capital Properties (including above and below market lease intangibles, and excluding other assets and liabilities transferred to the PB Capital Buyer) in the Company's consolidated financial statements was approximately $224.0 million. The Company is expected to recognize a gain on the disposition of the PB Capital Properties of approximately $26.0 million after fees and expenses.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-2
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-4
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: March 11, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2011 and September 30, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and for the three and nine months ended September 30, 2012, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three and nine months ended September 30, 2012 have been included in KBS REIT's prior filings with the SEC.
The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the disposition of the PB Capital Properties as if the disposition occurred on September 30, 2012. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position of KBS REIT as it occurred on March 8, 2013, as certain amounts and balances have changed.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 have been prepared to give effect to the March 8, 2013 disposition of the PB Capital Properties, as if the disposition occurred on January 1, 2011.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the PB Capital Properties been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustments
		PB Capital Properties (b)		Pro Forma Total
Assets
Real estate held for investment:
Land	$434,400	—		434,400
Buildings and improvements	1,537,349	—		1,537,349
Tenant origination and absorption costs	185,748	—		185,748
Total real estate held for investment, at cost and net of impairment charges	2,157,497	—		2,157,497
Less accumulated depreciation and amortization	(216,638)	—		(216,638)
Total real estate held for investment, net	1,940,859	—		1,940,859
Real estate held for sale, net	540,589	(243,501)		297,088
Foreclosed real estate held for sale	26,254	—		26,254
Total real estate, net	2,507,702	(243,501)		2,264,201
Real estate loans receivable, net	28,527	—		28,527
Total real estate and real estate-related investments, net	2,536,229	(243,501)		2,292,728
Cash and cash equivalents	89,230	36,301	(c)	125,531
Restricted cash	150,238	—		150,238
Pledged government securities	88,220	—		88,220
Rents and other receivables, net	46,956	—		46,956
Above-market leases, net	37,988	—		37,988
Assets related to real estate held for sale	3,847	(149)		3,698
Deferred financing costs, prepaid expenses and other assets	37,512	—		37,512
Total assets	$2,990,220	$(207,349)		$2,782,871
Liabilities and equity
Notes payable and repurchase agreements:
Notes payable	$1,547,072	—		1,547,072
Repurchase agreements	—	—		—
Notes payable related to real estate held for sale	355,442	(213,699)	(d)	141,743
Total notes payable and repurchase agreements	1,902,514	(213,699)		1,688,815
Accounts payable and accrued liabilities	63,153	—		63,153
Due to affiliates	9	—		9
Below-market leases, net	99,720	—		99,720
Liabilities related to real estate held for sale	77,891	(19,545)	(e)	58,346
Other liabilities	60,693	—		60,693
Total liabilities	2,203,980	(233,244)		1,970,736
Commitments and contingencies
Redeemable common stock	3,279	—		3,279
Equity
KBS Real Estate Investment Trust, Inc. stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 190,271,397 shares issued and outstanding as of September 30, 2012	1,913	—		1,913
Additional paid-in capital	1,685,531	—		1,685,531
Cumulative distributions and net losses	(904,190)	25,895		(878,295)
Accumulated other comprehensive loss	(293)	—		(293)
Total stockholders’ equity	782,961	25,895		808,856
Total liabilities and equity	$2,990,220	$(207,349)		$2,782,871

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q as of September 30, 2012.

(b)	Represents adjustments to reflect the disposition of the PB Capital Properties.

(c)
Represents the amount of proceeds from the disposition of the PB Capital Properties, which amount was reduced by the outstanding balance, of the mortgage loan secured by the PB Capital Properties as of September 30, 2012.

(d)	Represents the outstanding principal balance of the mortgage loan secured by the PB Capital Properties as of September 30, 2012.

(e)	Represents the unamortized below-market lease liabilities relating to the PB Capital Properties as of September 30, 2012.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		PB Capital Properties (b)
Revenues:
Rental income	$161,580	$—	$161,580
Tenant reimbursements	51,585	—	51,585
Interest income from real estate loans receivable	2,291	—	2,291
Interest income from real estate securities	689	—	689
Parking revenues and other operating income	3,037	—	3,037
Total revenues	219,182	—	219,182
Expenses:
Operating, maintenance, and management	69,080	—	69,080
Real estate taxes, property-related taxes, and insurance	29,103	—	29,103
Asset management fees to affiliate	8,788	—	8,788
General and administrative expenses	17,420	—	17,420
Depreciation and amortization	81,033	—	81,033
Interest expense	76,542	—	76,542
Impairment charge on real estate held for investment	18,183	—	18,183
Provision for loan losses	142	—	142
Total expenses	300,291	—	300,291
Other income:
Gain on sales of foreclosed real estate held for sale	127	—	127
Gain on sales of real estate securities	25,456	—	25,456
Income from unconsolidated joint venture	750	—	750
Other interest income	20	—	20
Total other income	26,353	—	26,353
Income (loss) from continuing operations	(54,756)	—	(54,756)
Discontinued operations:
Gain on sales of real estate, net	7,781	—	7,781
Income (loss) from discontinued operations	11,872	4,831	16,703
Impairment charges on discontinued operations	(13,808)	—	(13,808)
Gain from extinguishment of debt	10,980	—	10,980
Total gain (loss) from discontinued operations	16,825	4,831	21,656
Net income (loss)	$(37,931)	$4,831	$(33,100)
Basic and diluted loss per common share:
Continuing operations	(0.29)		(0.28)
Discontinued operations	0.09		0.11
Net income (loss) per common share	$(0.20)		$(0.17)
Weighted-average number of common shares outstanding, basic and diluted	191,657,587		191,657,587

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Amount represents the adjustment to remove the historical operations of the PB Capital Properties as reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2012.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		PB Capital Properties (b)
Revenues:
Rental income	$156,060	$—	$156,060
Tenant reimbursements	53,708	—	53,708
Interest income from real estate loans receivable	13,383	—	13,383
Interest income from real estate securities	2,857	—	2,857
Parking revenues and other operating income	2,530	—	2,530
Total revenues	228,538	—	228,538
Expenses:
Operating, maintenance, and management	73,185	—	73,185
Real estate taxes, property-related taxes, and insurance	29,822	—	29,822
Asset management fees to affiliate	14,546	—	14,546
General and administrative expenses	20,232	—	20,232
Depreciation and amortization	82,310	—	82,310
Interest expense	70,970	—	70,970
Impairment charge on real estate held for investment	15,823	—	15,823
Provision for loan losses	11,999	—	11,999
Total expenses	318,887	—	318,887
Other income:
Gain on sales of foreclosed real estate held for sale	134	—	134
Income from unconsolidated joint venture	5,029	—	5,029
Other interest income	103	—	103
Other income	1,600	—	1,600
Total other income	6,866	—	6,866
Income (loss) from continuing operations	(83,483)	—	(83,483)
Discontinued operations:
Gain on sales of real estate, net	5,141	—	5,141
Income (loss) from discontinued operations	4,122	2,326	6,448
Impairment charges on discontinued operations	(36,754)	—	(36,754)
Gain from extinguishment of debt	115,531	—	115,531
Total income (loss) from discontinued operations	88,040	2,326	90,366
Net income (loss)	4,557	2,326	6,883
Net (income) loss attributable to noncontrolling interest in discontinued operations	(23,895)	—	(23,895)
Net income (loss) attributable to common stockholders	$(19,338)	$2,326	$(17,012)
Basic and diluted loss per common share:
Continuing operations	(0.57)		(0.57)
Discontinued operations	0.47		0.48
Net income (loss) per common share	$(0.10)		$(0.09)
Weighted-average number of common shares outstanding, basic and diluted	188,134,294		188,134,294

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Amount represents the adjustment to remove the historical operations of the PB Capital Properties as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2011.